FRANKLIN TECHNOLOGY SECURITIES FUND
                               (FRANKLIN TEMPLETON
                       VARIABLE INSURANCE PRODUCTS TRUST)
                                SUPPLEMENT DATED
                                NOVEMBER 21, 2002
                             TO THE PROSPECTUS DATED
                                   MAY 1, 2002

The prospectus is amended by adding the following language:

 On November 12, 2002, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal to merge Franklin Technology Securities Fund (Fund) into Franklin Small Cap Fund, another series of the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed around April 30, 2003. It is anticipated that in January of 2003, Fund contract owners of record on December 27, 2002, will receive a voting instruction card requesting their instructions to the insurance company shareholders on the Reorganization. A proxy statement, which explains the details of the Reorganization, will accompany the voting instruction card. The Fund will close to new investments, including exchanges into the Fund, effective after the close of business on April 23, 2003.

                           Please keep this supplement
                              for future reference.

                                                                FT P1102